SCHEDULE OF COMPONENTS OF BASIC AND DILUTED EARNINGS PER SHARE (Details) - USD ($)	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Loss per share - Basic and Diluted
Net loss attributable to the Company	$ (2,000,555)	$ (14,098,340)
Weighted average outstanding ordinary shares-Basic	15,320,468	10,761,008
Weighted average outstanding ordinary shares- Diluted	15,320,468	10,761,008
Basic	$ (0.13)	$ (1.31)
Diluted	$ (0.13)	$ (1.31)